SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          July 9, 2001
                                                --------------------------------


                          VERSACOM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



        Utah                            2-86724D                 87-0396692
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(State or other jurisdiction         (Commission File           (IRS Employer
 or incorporation)                       Number)             Identification No.)



                 131 N.W. 13th Street, Boca Raton, Florida 33432
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 362-0049
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------


         At a meeting held on July 9, 2001, the Board of Directors of Versacom International, Inc. (the "Company") approved the engagement of Kaufman, Rossin & Co. as independent auditors of the Company for the fiscal year ending December 31, 2001. In so doing, the Board determined not to renew the engagement of, and thereby dismissed, effective July 9, 2001, Mantyla McReynolds, independent auditors of the Company for the years ended March 31, 2000 and 1999, and for the period from March 22, 1999 (Reactivation) to March 31, 2000.

         Kaufman, Rossin & Co. had been engaged as the independent accountants for Versacom International, Inc., a Florida corporation ("Versacom Florida"), prior to its March 9, 2001 consummation of a "reverse merger" with the Company. The dismissal of Mantyla McReynolds, of Salt Lake City, Utah, did not result from dissatisfaction with the services provided by Mantyla McReynolds, but rather the audit history that Kaufman, Rossin & Co. had with Versacom Florida, as well as the geographic proximity of Kaufman, Rossin & Co. to the operations of Versacom Florida.

         The audit reports of Mantyla McReynolds on the Company's financial statements for the two years ended March 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, Mantyla McReynolds' opinion dated May 26, 2000, relative to the financial statements as of and for each of the two years ended March 31, 2000 and 1999, and for the period from March 22, 1999 (Reactivation) to March 31, 2000, included an explanatory paragraph relative to the Company's ability to continue as a going concern.

         During the two fiscal years ended March 31, 2000 and 1999, and any subsequent interim period preceding the dismissal, there were no disagreements with Mantyla McReynolds on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Mantyla McReynolds would have caused Mantyla McReynolds to make reference to the subject matter in their report.

         Prior to engaging Kaufman, Rossin & Co., the Company did not consult Kaufman, Rossin & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

         The Company has requested Mantyla McReynolds to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Mantyla McReynolds' letter dated August 22, 2001, is filed as an exhibit to this Report.

         The Company also requested Kaufman, Rossin & Co. to review the foregoing disclosure and provided Kaufman, Rossin & Co. with an opportunity to provide the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made in response to this item. Kaufman, Rossin & Co. declined to furnish any such letter.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

         (c)      Exhibits

                  16.1 Letter of Mantyla McReynolds pursuant to Item 304 of Regulation S-B.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Versacom International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VERSACOM INTERNATIONAL, INC.


                                 By:  /s/ Fred Schwartz
                                      -----------------------------------
                                      Fred Schwartz
                                      President and Chief Executive Officer


Dated: August 22, 2001